UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 1, 2004
                                                      ----------------



                          PUBLIX SUPER MARKETS, INC.
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)




          Florida                       0-981                     59-0324412
-------------------------------      -----------             ------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation)                       File Number)            Identification No.)

               3300 Airport Road
               Lakeland, Florida                         33811
      ---------------------------------------           --------
      (Address of principal executive offices)         (Zip Code)



                             (863) 688-1188
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


                                Page 1 of 2 pages

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

      On November 1, 2004, Publix Super Markets, Inc. issued a press release to report its third quarter 2004 results and stock price effective November 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

      The foregoing information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

      (c).  Exhibits

      99.1. Press Release dated November 1, 2004.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 PUBLIX SUPER MARKETS, INC.



Dated: November 3, 2004          By: /s/ David P. Phillips
                                 ------------------------------------------
                                 David P. Phillips, Chief Financial Officer
                                 and Treasurer (Principal Financial and
                                 Accounting Officer)





























                                Page 2 of 2 pages

Exhibit Index
-------------

Exhibit 99.1.  Press  Release dated  November 1, 2004, of  Publix Super Markets,
               Inc.